UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2026

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 668-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On June 17, 2026, the Board of Directors of TD SYNNEX Corporation (the “Company”) appointed Douglas Britt as a member of the Company’s Board of Directors (the “Board”) effective as of June 17, 2026, increasing the size of the Board from ten to eleven members. In addition, Mr. Britt was appointed to serve on the Board’s Audit Committee and Technology Committee effective as of June 17, 2026. The initial term of Mr. Britt’s service on the Board will continue until the Company’s 2027 Annual Meeting of Stockholders. Mr. Britt will receive the same standard compensation amounts currently payable to the Company’s newly appointed non-employee directors not serving as Board committee chairs or Board chair, as described in the Company’s proxy statement filed in connection with the 2026 Annual Meeting of Stockholders. Mr. Britt’s prorated annual equity retainer will be granted on July 15, 2026. There are no arrangements or understandings between Mr. Britt and any other persons pursuant to which he was selected to serve as a member of the Board. Mr. Britt has no family relationship with any director or executive officer of the Company, and there are no related party transactions reportable under Item 404(a) of Regulation S-K for Mr. Britt.
On June 22, 2026, the Company issued a press release announcing the appointment of Mr. Britt to the Board. The full text of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 6 to the TD SYNNEX Corporation 2020 Stock Incentive Plan.

99.1	Press Release dated June 22, 2026 announcing the appointment of Douglas Britt to the Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary